Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
Schedule of Disposal Groups, Including Discontinued Operations, Income Statement, Balance Sheet and Additional Disclosures
The gain on disposal of discontinued operations, net of tax, was finalized in 2012, and determined as follows:

As of
December 31, 2012
Fair value of the acquired Transcontinental Mexican operations	$63.6
Cash paid to Transcontinental	(6.1)
Net proceeds	57.5
Net assets of discontinued operations	(27.2)
Cumulative translation adjustment of discontinued operations	3.7
Gain on disposal of discontinued operations, net of tax(1)	$34.0
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(1)
For tax purposes the disposal of discontinued operations resulted in a long-term capital loss, for which a deferred tax asset was recorded. An offsetting valuation allowance against the deferred tax asset was recorded to reflect the expected value at which the asset will be recovered.

As the sale of the Canadian operations was completed on March 1, 2012, there were no results of operations of the Canadian operations for the year ended December 31, 2013. The following table summarizes the results of operations of the Canadian operations, which are included in the loss from discontinued operations in the consolidated statements of operations for the years ended December 31, 2012 and 2011:

	Year Ended December 31,
	2012	2011
Total net sales	$32.2	$343.9

Loss from discontinued operations before income taxes	(3.2)	(34.2)
Income tax expense	—	4.4
Loss from discontinued operations, net of tax	$(3.2)	$(38.6)